Supplement dated September 1, 2016

to the Prospectus and Summary Prospectus of each of the following funds (each a Fund and together the

Funds), each a series of EGA Emerging Global Shares Trust (the Trust):

Fund	Prospectus and Summary Prospectus Dated
EGShares Beyond BRICs ETF	July 29, 2016
EGShares EM Core ex-China ETF	July 29, 2016
EGShares EM Quality Dividend ETF	July 29, 2016
EGShares EM Strategic Opportunities ETF	July 29, 2016
EGShares Emerging Markets Consumer ETF	July 29, 2016
EGShares Emerging Markets Core ETF	July 29, 2016
EGShares India Consumer ETF	July 29, 2016
EGShares India Infrastructure ETF	July 29, 2016
EGShares India Small Cap ETF	July 29, 2016

As previously reported, on May 11, 2016, Columbia Threadneedle Investments announced that Columbia Management Investment Advisers, LLC (Columbia Management), a wholly-owned subsidiary of Ameriprise Financial, had entered into an agreement to acquire Emerging Global Advisors, LLC (EGA), including the business of serving as investment adviser to the Funds (the Transaction). On September 1, 2016 (the Closing Date), Columbia Management completed the Transaction and, in connection with the closing of the Transaction, certain changes have occurred, including a change in the entity serving as the Funds’ investment adviser. Because the investment advisory agreement between EGA and the Trust would terminate automatically on the Closing Date, shareholders of each Fund were asked pursuant to a proxy statement dated June 29, 2016 (the Proxy Statement), prior to the Closing Date, to vote (on a Fund-by-Fund basis) at a special shareholder meeting on a new investment advisory agreement (the New Agreement) between Columbia Management (also referred to as the New Adviser) and the Trust on behalf of each Fund.

As of the Closing Date, shareholders of each Fund with the designation “Approved” for Proposal 1 in the table below have approved the New Agreement and thus Columbia Management serves as the investment adviser for each such Fund under the New Agreement. As of the same date, shareholders of each Fund with the designation “Not Approved” for Proposal 1 in the table below have not approved the New Agreement; however, as discussed in the Proxy Statement, Columbia Management serves as the investment adviser for each such fund under an interim investment advisory agreement (the Interim Agreement) with the New Adviser (the Interim Agreement Funds) for a period of up to 150 days. During this period, continued proxy solicitation will be made to shareholders of the Interim Agreement Funds on Proposal 1 relating to the New Agreement. Management and the Board will evaluate on an ongoing basis any Interim Agreement Funds, and to the extent an Interim Agreement Fund has not approved the New Agreement, it may be liquidated.

Fund	Ticker	PROPOSAL 1: APPROVAL OF NEW AGREEMENT
EGShares Beyond BRICs ETF	BBRC	Approved
EGShares EM Core ex-China ETF	XCEM	Approved
EGShares EM Quality Dividend ETF	HILO	Approved
EGShares EM Strategic Opportunities ETF	EMDD	Not Approved (An Interim Agreement Fund)
EGShares Emerging Markets Consumer ETF	ECON	Approved
EGShares Emerging Markets Core ETF	EMCR	Not Approved (An Interim Agreement Fund)
EGShares India Consumer ETF	INCO	Not Approved (An Interim Agreement Fund)
EGShares India Infrastructure ETF	INXX	Not Approved (An Interim Agreement Fund)
EGShares India Small Cap ETF	SCIN	Approved

Contact Information: Effective on the Closing Date, the Trust and the Funds have a new mailing address and website address, which are as follows:

Mailing address: 225 Franklin Street, Boston, MA 02110

Website address: www.columbiathreadneedleetf.com/emergingmarkets

The telephone number for the Trust is unchanged.

Effective on the Closing Date, the prospectus and Summary Prospectus of each Fund (unless otherwise specified) are hereby amended/supplemented as follows:

1.	All references to Emerging Global Advisors, LLC (EGA) as investment adviser to the Funds in the prospectus and Summary Prospectus are hereby superseded and replaced with Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager).

All references to EGA Indices (EGAI), including references to EGAI as a separate group within EGA, are hereby deleted and replaced with Columbia Management, except insofar as the EGAI Indices were originally created by EGA.

All references to the investment advisory agreement (Advisory Agreement) in the prospectus and each Summary Prospectus, which relate to EGA as investment adviser, are hereby superseded and replaced with references to the New Agreement or, for Interim Agreement Funds, the Interim Agreement with Columbia Management.

2.	As described in the Proxy Statement, in connection with the New Agreement or the Interim Agreement as the case may be, Columbia Management has entered into new contractual fee waiver and/or expense reimbursement agreements with respect to EGShares Beyond BRICs ETF, EGShares EM Strategic Opportunities ETF and EGShares EM Core ex-China ETF (each, a Columbia Fee Waiver Agreement and together, the Columbia Fee Waiver Agreements), pursuant to which Columbia Management has agreed to waive a portion of its fees and/or reimburse Fund expenses to the extent necessary such that Columbia Management’s advisory fees do not exceed a certain amount of each Fund’s average daily net assets. The Columbia Fee Waiver Agreements are substantially similar to the fee waiver and expense reimbursement agreements previously in place for each Fund with EGA (each, an EGA Fee Waiver Agreement, and together the EGA Fee Waiver Agreements), including that amounts waived and/or reimbursed pursuant to the Columbia Fee Waiver Agreements are not subject to subsequent recoupment by Columbia Management. The Columbia Fee Waiver Agreements will remain in effect for a period of two years following the Closing Date.

As such, the information under the caption Annual Fund Operating Expenses in the prospectus and Summary Prospectus for each of EGShares Beyond BRICs ETF, EGShares EM Strategic Opportunities ETF and EGShares EM Core ex-China ETF is hereby revised to reflect that Columbia Management and the Trust have entered into a Columbia Fee Waiver Agreement that is substantially similar to its corresponding EGA Fee Waiver Agreement, and the Columbia Fee Waiver Agreement will remain in effect through August 31, 2018. The Columbia Fee Waiver Agreements may be terminated at any time by the Board in its sole discretion.

3.	The information for the Portfolio Managers, under the caption Management, in the prospectus and Summary Prospectus for each Fund is hereby superseded and revised as follows:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Co-manager	September 2016
Frank Vallario	Portfolio Manager	Co-manager	July 2016

4.	For each of the Interim Agreement Funds, the information under the caption Principal Risks in the Fund Summaries sections and under the caption Investment Risks in the Principal Investment Strategies and Related Risks section, and under the caption Principal Risks in each Summary Prospectus is hereby revised to add the following:

Interim Advisory Agreement Risk. Effective September 1, 2016, the Investment Manager provides investment advisory services to the Fund under an interim advisory agreement (the Interim Agreement) that terminates within 150 days. The Interim Agreement is in place because Fund shareholders have not approved a new advisory agreement with Columbia Management. If Fund shareholders do not approve the new investment advisory agreement within a reasonable time, but no later than the 150 day period, the Fund may be liquidated.

5.	The fourth sentence of the third paragraph under the caption Principal Investment Strategies in the Fund Summaries section for EGShares EM Core ex-China ETF is hereby superseded and replaced with the following:

The XCEM Underlying Index is sponsored by Columbia Management, the new investment adviser to the Fund.

6.	The third paragraph under the caption Principal Investment Strategies in the Fund Summaries section for EGShares EM Quality Dividend ETF is hereby superseded and replaced with the following:

The HILO Underlying Index is an equal-weighted index designed to represent a portfolio of approximately 50 companies in developing markets, which is expected to have a dividend yield higher than the average dividend yield of companies included in the EGAI Developing Markets Universe. The market capitalization of index constituents as of June 30, 2016 ranged from approximately U.S. $1.8 billion to U.S. $165 billion. The HILO Underlying Index is sponsored by Columbia Management, the new investment adviser to the Fund. An equal-weighted index represents the performance of its constituent securities in equal proportion to one another.

7.	The two paragraphs on page 48 of the prospectus regarding the XCEM Underlying Index and the HILO Underlying Index, as appearing under the caption Investment Strategies under the heading Principal Investment Strategies and Related Risks, are hereby superseded and replaced with the following:

XCEM Underlying Index. The XCEM Underlying Index is sponsored by Columbia Management. The XCEM Underlying Index is rebalanced quarterly and reconstituted annually in June. Columbia Management is responsible for setting policy, determining index composition, and administering the XCEM Underlying Index in accordance with the index methodology and may make changes, from time to time, in its discretion, including the right to use its qualitative judgement to include, exclude, adjust, or postpone the inclusion of a stock.

HILO Underlying Index. The HILO Underlying Index is sponsored by Columbia Management. The HILO Underlying Index addresses dividend quality by screening the universe for such factors as return on equity (ROE), positive earnings growth, and maximum dividend yield. Specifically, component companies will have ROEs of greater than 10%, and will have exhibited positive earnings growth and a dividend yield between 2% and 10% during the same period of time. Component companies must also have a three-year history of consistently paying dividends and have an Average Daily Trading Volume at a level considered acceptable to Columbia Management, in its capacity as index sponsor. The top 50 components, ranked by full market capitalization, and subject to country and sector concentration limits, are equally weighed to make up the final HILO Underlying Index. The HILO Underlying Index is rebalanced quarterly and reconstituted annually in September. Columbia Management is responsible for setting policy, determining index composition, and administering the HILO Underlying Index in accordance with the index methodology and may make changes, from time to time, in its discretion, including the right to use its qualitative judgement to include, exclude, adjust, or postpone the inclusion of a stock.

8.	The information under the caption The Investment Adviser in the Management of the Funds section of the prospectus is hereby revised as follows.

The first and second paragraphs are hereby superseded and replaced with the following information:

Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to mutual funds and ETFs using the Columbia brand or other brands, including the Funds. Columbia Management is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. Columbia Management’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia Management acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Funds.

The following is added for each of EGShares Beyond BRICs ETF and EGShares EM Core ex-China ETF:

The SEC has issued an order that permits Columbia Management, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement, including fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management discloses to the Board the nature of any such material relationships. At present, Columbia Management has not engaged any investment subadviser for the Fund.

The following is added for each of EGShares EM Quality Dividend ETF, EGShares EM Strategic Opportunities ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF and EGShares India Small Cap ETF:

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement, including fees paid thereunder, for a fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. If the Fund was to seek to rely on the order, holders of a majority of the Fund’s outstanding voting securities would need to approve operating the Fund in this manner. A proxy proposal in this regard is currently being considered/voted on by Fund shareholders.

For each of EGShares Beyond BRICs ETF, EGShares EM Strategic Opportunities ETF and EGShares EM Core ex-China ETF, the information regarding the BBRC Fee Waiver Agreement, SCEM Fee Waiver Agreement and EMDD Fee Waiver Agreement (each an EGA Fee Waiver Agreement), respectively, is hereby revised to reflect that Columbia Management and the Fund have entered into a corresponding Columbia Fee Waiver Agreement that is substantially similar to these EGA Fee Waiver Agreements, and the Columbia Fee Waiver Agreement will remain in effect until August 31, 2018, unless sooner terminated in the sole discretion of the Fund’s Board.

Additionally, the paragraph immediately preceding the caption Portfolio Management is hereby superseded and replaced with the following:

A discussion of the basis for the Board’s approval the New Agreement or the Interim Agreement, as the case may be, will be available in the Fund’s next annual or semiannual report.

9.	The information under the caption Portfolio Management, in the Management of the Funds section of the prospectus is hereby superseded and replaced with the following:

The following individuals are jointly and primarily responsible for the day-to-day management of each Fund:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Co-manager	September 2016
Frank Vallario	Portfolio Manager	Co-manager	July 2016

Mr. Vallario joined Columbia Management in September 2016 as a portfolio manager in connection with Columbia Management’s acquisition of Emerging Global Advisors, LLC (EGA), which he joined in 2015 as a Senior Portfolio Manager. Prior to joining EGA, Mr. Vallario was an Executive Director – Quantitative Client Consultant, Northeast Hedge Funds, at MSCI Inc. since 2010. Mr. Vallario began his investment career in 1996 and earned a B.S. from Lehigh University and an M.B.A. from Rutgers University—Newark.

Mr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Mr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute and an M.B.A. from the Stern School of Business at New York University.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares in the Funds.

10.	The information under the caption Concentration in the Investment Strategies subsection of the Principal Investment Strategies and Related Risks section of the prospectus is hereby superseded and replaced with the following:

Concentration Each Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by the U.S. government are not considered to be issued by members of any industry.

11.	The second paragraph in the Pricing Fund Shares section of the prospectus is hereby superseded and replaced with the following:

The NAV for a Fund is determined once daily as of the close of the New York Stock Exchange (the ‘‘NYSE’’), usually 4:00 p.m. Eastern time, each day the NYSE is open for regular trading (‘‘Business Day’’). A Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern time NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

12.	The fourth paragraph in the Index Providers of the prospectus is hereby superseded and replaced with the following:

The HILO Underlying Index and the XCEM Underlying Index (the ‘EGAI Indices’) were created by, and were sponsored by, an affiliate business unit of the prior investment adviser to the Funds. The Funds that track the EGAI Indices are entitled to use their respective EGAI Indices pursuant to a licensing agreement with Columbia Management or its licensors free of charge. Each EGAI Index is maintained by Solactive AG, an unaffiliated third-party entity, which also acts as the calculation agent for the EGAI Indices (the EGAI Index Calculation Agent). The EGAI Index Calculation Agent has day-to-day responsibility for calculating the intra-day value of the EGAI Indices every 15 seconds, widely disseminating the EGAI Indices’ intra-day values every 15 seconds, calculating the IIV of the baskets every 15 seconds, tracking corporate actions resulting in adjustments to the EGAI Indices and the daily calculation and dissemination of the value of the EGAI Indices.

13.	The two paragraphs under the caption EGAI in the Disclaimers section of the prospectus are hereby superseded and replaced with the following:

Neither Columbia Management nor its licensors guarantee the accuracy and/or the completeness of the EGAI Indices or any data included therein, and neither Columbia Management nor its licensors shall have any liability for any errors, omissions or interruptions therein. Columbia Management and its licensors make no warranty, express or implied, as to results to be obtained by the EGShares EM Core ex-China ETF or EGShares EM Quality Dividend ETF, owners of the Shares of the EGShares EM Core ex-China ETF or EGShares EM Quality Dividend ETF, or any other person or entity from the use of the EGAI Indices or any data included therein. Columbia Management and its licensors make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the EGAI Indices or any data included therein. Without limiting any of the foregoing, in no event shall Columbia Management and its licensors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the EGAI Indices, even if notified of the possibility of such damages.

EGShares EM Core ex-China ETF and EGShares EM Quality Dividend ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG.

14.	The second paragraph under the caption Additional Disclaimers in the Disclaimers section of the prospectus is hereby superseded and replaced with the following:

Columbia Management and its licensors do not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and neither Columbia Management nor its licensors shall have any liability for any errors, omissions or interruptions therein. Columbia Management and its licensors make no warranty, express or implied, as to results to be obtained by a Fund, owners of the Shares of a Fund or any other person or entity from the use of an Underlying Index or any data included therein. Columbia Management and its licensors make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall Columbia Management or its licensors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an Underlying Index, even if notified of the possibility of such damages.

15.	The following information is hereby added as a new section, prior to the Financial Highlights section in the prospectus:

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

The Investment Manager provides various services to the Fund and other Columbia Funds for which it is compensated. Ameriprise Financial and its affiliates may also provide other services to these funds and be compensated for them.

The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund.

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

16.	The following information is hereby added as a new section following the Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section in the prospectus:

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

Shareholders should retain this Supplement for future reference.